Supplement to the

Fidelity® New Jersey Municipal Money Market Fund
and
Fidelity New Jersey AMT Tax-Free Money Market Fund
Funds of Fidelity Court Street Trust II

Fidelity New Jersey Municipal Income Fund
A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2007

The following information replaces similar information found in the "Fund Holdings Information" section on page 59.

New Jersey Municipal Income will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

New Jersey Municipal Money Market and New Jersey AMT Tax-Free Money Market will provide a full list of holdings as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end. Each money market fund's full holdings are also available monthly, 15 or more days after month-end by calling Fidelity at 1-800-544-8544.

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